                                                                 Exhibit 10(i).1

                             BUSINESS LOAN AGREEMENT

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Grantor:  MorAmerica Capital Corporation
          101 2nd Street SE Ste 800
          Cedar Rapids, IA  52401

Lender:   Cedar Rapids Bank and Trust Company
          500 1st Avenue NE Ste 100, P.O. Box 789
          Cedar Rapids, IA  52406-0789
================================================================================

THIS BUSINESS LOAN AGREEMENT dated August 30, 2007, is made and executed between
MorAmerica  Capital  Corporation  ("Borrower")  and Cedar  Rapids Bank and Trust
Company ("Lender") on the following terms and conditions.  Borrower has received prior  commercial  loans from Lender or has  applied to Lender for a  commercial loan or loans or other  financial  accommodations,  including those which may be described  on any  exhibit or  schedule  attached  to this  Agreement  ("Loan").
Borrower  understands and agrees that: (A) in granting,  renewing,  or extending any Loan,  Lender is relying upon Borrower's  representations,  warranties,  and agreements  as set  forth in this  Agreement;  (B) the  granting,  renewing,  or extending  of any Loan by Lender at all times shall be subject to Lender's  sole judgment and  discretion;  and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This  Agreement  shall be  effective  as of August  30,  2007,  and shall continue in full force and effect until such time as all of Borrower's  Loans in favor of Lender have been paid in full,  including principal,  interest,  costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents.

         Loan  Documents.   Borrower  shall  provide  to  Lender  the  following
         documents for the Loan: (1) the Note; (2) Security  Agreements granting
         to  Lender  security   interests  in  the  Collateral;   (3)  financing
         statements  and  all  other  documents   perfecting  Lender's  Security
         Interests; (4) evidence of insurance as required below; (5) guaranties;
         (6) together with all such Related  Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

         Borrower's  Authorization.  Borrower  shall have  provided  in form and substance satisfactory to Lender properly certified  resolutions,  duly authorizing the execution and delivery of this Agreement,  the Note and the Related Documents.  In addition,  Borrower shall have provided such other resolutions,  authorizations, documents and instruments as Lender or its counsel, may require.

         Payment of Fees and  Expenses.  Borrower  shall have paid to Lender all fees,  charges,  and other  expenses  which are then due and payable as specified in this Agreement or any Related Document.

         Representations and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents,  and in any document or  certificate  delivered to Lender under this  Agreement are true and correct.

         No Event of Default. There shall not exist at the time of any Advance a condition  which  would  constitute  an Event  of  Default  under  this
         Agreement or under any Related Document.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to Lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any Loan, and at all times any Indebtedness exists:

                             BUSINESS LOAN AGREEMENT                    Page 2
Loan No.:  1089921654               (Continued)

================================================================================

         Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized,  validly existing, and in good standing under and by virtue of the laws of the State of Iowa.  Borrower is duly authorized to transact  business in all other states in which  Borrower is doing business, having obtained all necessary filings,  governmental licenses  and  approvals  for each  state in  which  Borrower  is doing business.  Specifically,  Borrower  is, and at all times shall be, duly qualified as a foreign  corporation  in all states in which the failure to so qualify would have a material  adverse  effect on its business or financial  condition.  Borrower has the full power and authority to own its  properties  and to transact  the business in which it is presently engaged or presently  proposes to engage.  Borrower maintains an office at 101 2nd Street SE Ste 800, Cedar Rapids,  IA 52401.  Unless Borrower
         has designated otherwise in writing, the principal office is the office at which  Borrower  keeps its books and records  including  its records concerning  the  Collateral.  Borrower  will notify Lender prior to any change in the  location  of  Borrower's  state of  organization  or any change in Borrower's  name.  Borrower shall do all things  necessary to preserve and to keep in full force and effect its existence, rights and privileges,  and shall comply with all regulations,  rules, ordinances, statutes,  orders and decrees of any governmental or quasi-governmental authority  or court  applicable  to Borrower  and  Borrower's  business activities.

         Assumed Business Names. Borrower has filed or recorded all documents or filings  required by law relating to all assumed business names used by
         Borrower.  Excluding the name of Borrower,  the following is a complete list of all assumed  business names under which Borrower does business:
         None.

         Authorization.  Borrower's execution, delivery, and performance of this
         Agreement and all the Related  Documents  have been duly  authorized by all necessary action by Borrower and do not conflict with,  result in a violation  of, or  constitute a default  under (1) any provision of (a)
         Borrower's articles of incorporation or organization, or bylaws, or (b)
         any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation,  court decree, or order applicable to Borrower or to Borrower's properties.

         Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's  financial condition subsequent to the date of the most recent  financial  statement  supplied to Lender.  Borrower has no material  contingent  obligations except as disclosed in such financial statements.

         Legal  Effect.  This  Agreement  constitutes,  and  any  instrument  or agreement  Borrower  is  required  to give  under this  Agreement  when delivered will  constitute  legal,  valid,  and binding  obligations of
         Borrower   enforceable   against  Borrower  in  accordance  with  their
         respective terms.

         Properties.  Except as  contemplated by this Agreement or as previously disclosed in  Borrower's  financial  statements or in writing to Lender and as accepted by Lender,  and except for property tax liens for taxes not presently due and payable,  Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests,  and has  not  executed  any  security  documents  or  financing  statements relating to such properties. All of Borrower's properties are titled in
         Borrower's  legal name,  and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

         Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing,  Borrower  represents  and  warrants  that:  (1) During the period of  Borrower's  ownership of the  Collateral,  there has been no use, generation,  manufacture, storage, treatment, disposal, release or threatened release of any Hazardous  Substance by any person on, under, about or from any of the Collateral.  (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation,  manufacture, storage, treatment,  disposal,  release or  threatened  release of any Hazardous
         Substance on, under,  about or from the  Collateral by any prior owners or occupants of any of the Collateral;  or (c) any actual or threatened litigation  or  claims  of any  kind  by any  person  relating  to such matters.  (3) Neither  Borrower  nor any tenant,  contractor,  agent or other  authorized  user of any of the Collateral  shall use,  generate,
         manufacture,   store,  treat,  dispose  of  or  release  any  Hazardous
         Substance on, under, about or from any of the Collateral;  and any such activity shall be conducted in compliance with all applicable  federal, state, and local laws, regulations,  and ordinances,  including without limitation all Environmental  Laws.  Borrower authorizes Lender and its agents to enter upon the Collateral to make such  inspections and tests
         as  Lender  may  deem  appropriate  to  determine   compliance  of  the
         Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and  shall  not be  construed  to  create  any  responsibility  or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in  investigating  the Collateral for

                             BUSINESS LOAN AGREEMENT                    Page 3
Loan No.:  1089921654               (Continued)

================================================================================

          hazardous waste and Hazardous Substances. Borrower hereby (1) releases
          and  waives  any  future  claims   against  Lender  for  indemnity  or
          contribution in the event Borrower becomes liable for cleanup or other costs under any such laws,  and (2) agrees to indemnify,  defend,  and hold harmless Lender against any and all claims, losses,  liabilities,
          damages,   penalties,  and  expenses  which  Lender  may  directly  or indirectly  sustain or suffer  resulting from a breach of this section of  the  Agreement  or  as  a  consequence  of  any  use,  generation, manufacture,  storage,  disposal,  release or threatened  release of a hazardous waste or substance on the Collateral. The provisions of this section of the  Agreement,  including the  obligation to indemnify and defend,  shall  survive  the  payment  of  the  Indebtedness  and  the termination,  expiration or  satisfaction  of this Agreement and shall not be affected by Lender's  acquisition of any interest in any of the
          Collateral, whether by foreclosure or otherwise.

          Litigation   and  Claims.   No   litigation,   claim,   investigation,
          administrative  proceeding  or  similar  action  (including  those for unpaid taxes) against Borrower is pending or threatened,  and no other event has occurred which may materially  adversely  affect  Borrower's financial condition or properties,  other than litigation,  claims, or other events,  if any, that have been disclosed to and acknowledged by
          Lender in writing.

          Taxes.  To the best of Borrower's  knowledge,  all of  Borrower's  tax returns and reports that are or were  required to be filed,  have been filed, and all taxes,  assessments and other governmental charges have been paid in full,  except those presently being or to be contested by
          Borrower  in good faith in the  ordinary  course of  business  and for which adequate reserves have been provided.

          Lien  Priority.  Unless  otherwise  previously  disclosed to Lender in writing,  Borrower  has not  entered  into  or  granted  any  Security
          Agreements,  or  permitted  the filing or  attachment  of any Security
          Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be  superior to Lender's  Security  Interests  and rights in and to such Collateral.

          Binding Effect. This Agreement,  the Note, all Security Agreements (if
          any), and all Related  Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

          Notices of Claims and Litigation. Promptly inform Lender in writing of
          (1) all material  adverse changes in Borrower's  financial  condition,
          and  (2)  all  existing  and  all   threatened   litigation,   claims,
          investigations,   administrative   proceedings   or  similar   actions
          affecting  Borrower or any Guarantor which could materially affect the financial  condition  of Borrower or the  financial  condition  of any
          Guarantor.

          Financial  Records.  Maintain its books and records in accordance with
          GAAP,  applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          Financial Statements. Furnish Lender with the following:

                  Annual Statements. As soon as available, but in no event later than  one-hundred-twenty  (120)  days  after  the  end of each fiscal year, Borrower's balance sheet and income statement for the year  ended,  audited  by a  certified  public  accountant satisfactory to Lender.

                  Interim  Statements.  As soon as  available,  but in no  event later  than 45 days  after  the  end of each  fiscal  quarter,
                  Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

All financial  reports  required to be provided  under this  Agreement  shall be prepared in accordance with GAAP,  applied on a consistent  basis, and certified by Borrower as being true and correct.

Additional Information.  Furnish such additional information and statements,  as
Lender may request from time to time.

                             BUSINESS LOAN AGREEMENT                    Page 4
Loan No.:  1089921654               (Continued)

================================================================================

          Insurance.  Maintain fire and other risk insurance,  public  liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations,  in form, amounts,  coverages and with  insurance  companies  acceptable to Lender.  Borrower,  upon request  of  Lender,  will  deliver  to  Lender  from time to time the policies or certificates of insurance in form  satisfactory to Lender, including  stipulations  that  coverages  will  not  be  cancelled  or diminished  without  at least ten (10) days  prior  written  notice to
          Lender.  Each  insurance  policy  also shall  include  an  endorsement providing that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Borrower or any other  person.
          In connection with all policies  covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide
          Lender with such lender's loss payable or other endorsements as Lender may require.

          Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing  insurance  policy showing such information as Lender may reasonably  request,  including without  limitation the following:
          (1) the name of the insurer;  (2) the risks insured; (3) the amount of the policy; (4) the properties insured;  (5) the then current property values  on the basis of which  insurance  has been  obtained,  and the manner of determining those values; and (6) the expiration date of the policy.  In addition,  upon request of Lender  (however not more often
          than   annually),   Borrower  will  have  an   independent   appraiser
          satisfactory to Lender determine, as applicable, the actual cash value or  replacement  cost of any  Collateral.  The cost of such  appraisal shall be paid by Borrower.

          Guaranties.  Prior  to  disbursement  of any  Loan  proceeds,  furnish executed  guaranties of the Loans in favor of Lender,  executed by the guarantor named below, on Lender's forms,  and in the amount and under the conditions set forth in those guaranties.

                  Name of Guarantor         Amount
                  MACC Private Equities Inc Unlimited

          Other  Agreements.  Comply with all terms and  conditions of all other agreements,  whether now or hereafter  existing,  between Borrower and any other  party and  notify  Lender  immediately  in  writing  of any default in connection with any other such agreements.

          Loan Proceeds.  Use all Loan proceeds  solely for Borrower's  business operations, unless specifically consented to the contrary by Lender in writing.

          Taxes,  Charges  and  Liens.  Pay and  discharge  when  due all of its
          indebtedness  and  obligations,   including  without   limitation  all
          assessments,  taxes,  governmental charges, levies and liens, of every kind and nature,  imposed upon Borrower or its properties,  income, or profits,  prior to the date on which penalties  would attach,  and all lawful claims that, if unpaid,  might become a lien or charge upon any of Borrower's properties, income, or profits.

          Performance.  Perform and comply, in a timely manner,  with all terms, conditions, and provisions set forth in this Agreement, in the Related
          Documents,  and  in  all  other  instruments  and  agreements  between
          Borrower and Lender.  Borrower  shall  notify  Lender  immediately  in writing of any default in connection with any agreement.

          Operations.   Maintain   executive  and   management   personnel  with
          substantially  the same  qualifications  and experience as the present executive and management  personnel;  provide written notice to Lender of any change in  executive  and  management  personnel;  conduct  its business affairs in a reasonable and prudent manner.

          Environmental  Studies.  Promptly conduct and complete,  at Borrower's expense, all such investigations,  studies,  samplings and testings as may be requested by Lender or any governmental  authority  relative to any substance,  or any waste or by-product of any substance defined as toxic or a hazardous  substance under  applicable  federal,  state, or local law, rule, regulation,  order or directive,  at or affecting any property or any facility owned, leased or used by Borrower.

          Compliance  with  Governmental  Requirements.  Comply  with all  laws, ordinances,  and  regulations,  now or  hereafter  in  effect,  of all governmental  authorities  applicable  to the  conduct  of  Borrower's properties,  businesses and operations, and to the use or occupancy of the  Collateral,  including  without  limitation,  the Americans  With
          Disabilities  Act.  Borrower  may  contest in good faith any such law,
          ordinance,   or  regulation   and  withhold   compliance   during  any
          proceeding,  including  appropriate  appeals,  so long as Borrower has notified  Lender  in  writing  prior to  doing  so and so long as,  in
          Lender's sole

                             BUSINESS LOAN AGREEMENT                    Page 5
Loan No.:  1089921654               (Continued)

================================================================================

          opinion,  Lender's  interests in the Collateral  are not  jeopardized.
          Lender may  require  Borrower  to post  adequate  security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

          Inspection.  Permit  employees  or agents of Lender at any  reasonable time to  inspect  any and all  Collateral  for the Loan or  Loans  and
          Borrower's other properties and to examine or audit Borrower's  books, accounts,  and records and to make copies and  memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and  computer  software  programs for the  generation  of such records) in the possession of a third party, Borrower, upon request of
          Lender,  shall notify such party to permit  Lender free access to such records at all  reasonable  times and to provide Lender with copies of any records it may request, all at Borrower's expense.

          Compliance  Certificates.  Unless waived in writing by Lender, provide
          Lender within  thirty (30) days after the end of each fiscal  quarter, with a certificate  executed by Borrower's chief financial officer, or other  officer or person  acceptable  to Lender,  certifying  that the representations  and  warranties  set forth in this Agreement are true and correct as of the date of the certificate  and further  certifying that, as of the date of the  certificate,  no Event of Default  exists under this Agreement.

          Environmental  Compliance  and Reports.  Borrower  shall comply in all respects with any and all  Environmental  Laws; not cause or permit to exist,  as a result  of an  intentional  or  unintentional  action  or omission  on  Borrower's  part or on the part of any third  party,  on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment,  unless such environmental activity is pursuant to and in  compliance  with the  conditions  of a permit issued by the appropriate federal,  state or local governmental authorities;  shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice,  summons, lien,  citation,  directive,  letter or other  communication  from any governmental  agency or instrumentality  concerning any intentional or unintentional action or omission on Borrower's part in connection with any  environmental  activity  whether  or not  there is  damage to the environment and/or other natural resources.

          Additional  Assurances.  Make,  execute  and  deliver  to Lender  such promissory  notes,  mortgages,  deeds of trust,  security  agreements, assignments,  financing statements,  instruments,  documents and other agreements  as Lender  or its  attorneys  may  reasonably  request  to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of  repayment by Borrower.  All such  expenses  will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned  among and be payable with any  installment  payments to become due during  either (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

          Indebtedness  and Liens.  (1) Except  for trade debt  incurred  in the normal course of business and  indebtedness to Lender  contemplated by this  Agreement,  create,  incur or assume  indebtedness  for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge,  lease,  grant a  security  interest  in, or  encumber  any of
          Borrower's  assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

          Continuity  of  Operations.  (1)  Engage  in any  business  activities substantially  different  than those in which  Borrower  is  presently engaged, (2) cease operations,  liquidate, merge, transfer, acquire or consolidate  with any  other  entity,  change  its name,  dissolve  or transfer or sell Collateral out of the ordinary course of business, or
          (3) pay any  dividends  on  Borrower's  stock  (other  than  dividends payable in its stock),  provided,  however  that  notwithstanding  the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, Borrower may pay cash

                             BUSINESS LOAN AGREEMENT                    Page 6
Loan No.:  1089921654               (Continued)

================================================================================

          dividends  on its  stock  to its  shareholders  from  time  to time in amounts  necessary to enable the  shareholders to pay income taxes and make estimated income tax payments to satisfy their  liabilities under federal  and state law which  arise  solely  from their  ownership  of shares of Borrower's stock.

          Loans,  Acquisitions  and Guaranties.  (1) Loan,  invest in or advance money or  assets  to any  other  person,  enterprise  or  entity,  (2)
          purchase,  create or acquire any interest in any other  enterprise  or entity,  or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

          Agreements.  Borrower will not enter into any agreement containing any provisions  which would be violated or breached by the  performance of
          Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF  ADVANCES.  If Lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  Lender shall have no  obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  Lender;  (B)  Borrower  or  any  Guarantor  dies,  becomes incompetent  or becomes  insolvent,  files a petition in  bankruptcy  or similar proceedings,  or is adjudged a  bankrupt;  (C) there  occurs a material  adverse change in Borrower's  financial  condition,  in the  financial  condition of any
Guarantor,  or in the value of any  Collateral  securing  any  Loan;  or (D) any
Guarantor seeks,  claims or otherwise  attempts to limit,  modify or revoke such
Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

          Payment Default. Borrower fails to make any payment when due under the
          Loan.

          Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply with or to perform any term,  obligation,  covenant  or  condition  contained  in  any  other agreement between Lender and Borrower.

          Default in Favor of Third  Parties.  Borrower or any Grantor  defaults under any loan, extension of credit,  security agreement,  purchase or sales  agreement,  or any  other  agreement,  in  favor  of any  other creditor or person that may materially affect any of Borrower's or any
          Grantor's property or Borrower's or any Grantor's ability to repay the
          Loans or perform their respective  obligations under this Agreement or any of the Related Documents.

          False  Statements.  Any warranty,  representation or statement made or furnished  to Lender by Borrower or on  Borrower's  behalf  under this
          Agreement  or the  Related  Documents  is false or  misleading  in any material  respect,  either  now or at the time  made or  furnished  or becomes false or misleading at any time thereafter.

          Insolvency.  The dissolution or termination of Borrower's existence as a going  business,  the insolvency of Borrower,  the  appointment of a receiver for any part of Borrower's  property,  any assignment for the
          benefit  of  creditors,   any  type  of  creditor   workout,   or  the
          commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Defective  Collateralization.  This  Agreement  or any of the  Related
          Documents ceases to be in full force and effect (including  failure of any  collateral  document  to  create a valid and  perfected  security interest or lien) at any time and for any reason.

          Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure or forfeiture  proceedings,  whether by judicial  proceeding,  self-help, repossession  or any other  method,  by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes  a  garnishment  of any  of  Borrower's  accounts,  including deposit accounts,  with Lender.  However,  this Event of Default shall not  apply if there is a good  faith  dispute  by  Borrower  as to the validity  or

                             BUSINESS LOAN AGREEMENT                    Page 7
Loan No.:  1089921654               (Continued)

================================================================================

          reasonableness  of the  claim  which is the basis of the  creditor  or forfeiture  proceeding  and if Borrower gives Lender written notice of the creditor or forfeiture  proceeding and deposits with Lender monies or a surety bond for the  creditor  or  forfeiture  proceeding,  in an amount  determined  by  Lender,  in its sole  discretion,  as being an adequate reserve or bond for the dispute.

          Events  Affecting  Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the  Indebtedness  or any Guarantor
          dies or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.  In the event of a death,  Lender,  at its option,  may,  but shall not be required to,
          permit  the   Guarantor's   estate  to  assume   unconditionally   the
          obligations  arising  under the guaranty in a manner  satisfactory  to
          Lender, and, in doing so, cure any Event of Default.

          Change in Ownership.  Any change in ownership of  twenty-five  percent
          (25%) or more of the common stock of Borrower.

          Adverse  Change.  A  material  adverse  change  occurs  in  Borrower's financial condition.

          Right to Cure. If any default,  other than a default on  Indebtedness, is curable and if  Borrower  or  Grantor,  as the case may be, has not been given a notice of a similar  default within the preceding  twelve
          (12) months,  it may be cured if Borrower or Grantor,  as the case may be, after receiving  written notice from Lender demanding cure of such default:  (1) cure the default  within thirty (30) days; or (2) if the cure requires more than thirty (30) days,  immediately  initiate steps which Lender deems in Lender's  sole  discretion  to be  sufficient to cure the default and  thereafter  continue and complete all reasonable and  necessary  steps  sufficient  to  produce  compliance  as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will terminate  (including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
Indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the  "Insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have all the rights and remedies  provided in the Related  Documents or available at law, in equity,  or otherwise. Except as may be prohibited by applicable law, all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

PRIMARY DEPOSIT  ACCOUNT.  Borrower shall maintain its primary deposit  accounts with Lender.  Primary Deposit Account means those accounts which are used as the primary  accounts  for the  purpose  of  depositing  funds  from the  receipt of revenues and disbursing funds to pay expenses as related to the operation of the
Borrower's  business.  The deposit  account(s)  must be  established  and active within 90 days of the date of this Agreement,  as defined at the sole discretion of the Lender. The failure to meet this requirement shall constitute an Event of
Default  under  the  terms  of  this  Agreement,   which  shall  result  in  the
acceleration of the interest rate to the default rate as stated in the Note(s).

COMPLETE AGREEMENT. As of the effective date hereof, this Agreement contains the full and  complete  understanding  of the  parties  with  respect to the subject matter  hereof and  replaces  any prior  agreement  or  arrangement  between the parties,  whether oral or written.  The provisions of this Agreement may only be amended by a subsequent  instrument in writing clearly purporting to effect such amendment and signed by both parties.

An exhibit,  titled  "Business  Loan  Agreement  Addendum,"  is attached to this
Agreement and by this  reference is made a part of this Agreement just as if all the provisions,  terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

          Amendments.  This  Agreement,  together  with any  Related  Documents, constitutes the entire  understanding  and agreement of the parties as to the  matters  set  forth in this  Agreement.  No  alteration  of or amendment to this Agreement shall be effective unless given in writing and  signed by the party or  parties  sought to be charged or bound by the alteration or amendment.

          Attorneys' Fees;  Expenses.  Borrower agrees to pay upon demand all of
          Lender's costs and expenses,  including Lender's reasonable  attorneys fees and Lender's  reasonable  legal expenses,  incurred in connection with the enforcement of this

                             BUSINESS LOAN AGREEMENT                    Page 8
Loan No.:  1089921654               (Continued)

================================================================================

          Agreement.  Lender may hire or pay someone  else to help  enforce this
          Agreement,  and  Borrower  shall pay the costs  and  expenses  of such enforcement.  Costs and expenses include Lender's  attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys'
          fees and legal expenses for bankruptcy  proceedings (including efforts to modify or vacate any automatic stay or  injunction),  appeals,  and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

          Caption   Headings.   Caption  headings  in  this  Agreement  are  for
          convenience  purposes  only  and are not to be  used to  interpret  or define the provisions of this Agreement.

          Consent  to  Loan  Participation.  Borrower  agrees  and  consents  to
          Lender's  sale  or  transfer,  whether  now or  later,  of one or more participation interests in the Loan to one or more purchasers, whether related or  unrelated  to  Lender.  Lender may  provide,  without  any limitation  whatsoever,  to any one or more  purchasers,  or potential purchasers,  any  information  or  knowledge  Lender  may  have  about
          Borrower or about any other matter  relating to the Loan, and Borrower hereby waives any rights to privacy  Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation  interests,  as well as all notices of any repurchase of  such  participation  interests.  Borrower  also  agrees  that  the purchasers of any such  participation  interests will be considered as the  absolute  owners of such  interests in the Loan and will have all the rights  granted  under the  participation  agreement or agreements governing the sale of such participation  interests.  Borrower further waives  all rights of offset or  counterclaim  that it may have now or later against Lender or against any purchaser of such a  participation interest  and  unconditionally  agrees  that  either  Lender  or  such
          purchaser   may   enforce   Borrower's   obligation   under  the  Loan
          irrespective  of  the  failure  or  insolvency  of any  holder  of any interest in the Loan.  Borrower  further  agrees that the purchaser of
          any  such   participation   interests   may  enforce   its   interests
          irrespective of any personal claims or defenses that Borrower may have against Lender.

          Governing  Law.  This  Agreement  will  be  governed  by  federal  law applicable  to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without  regard to its  conflicts of law provisions. This Agreement has been accepted by Lender in the State of
          Iowa.

          Choice of Venue. If there is a lawsuit,  Borrower agrees upon Lender's request to submit to the  jurisdiction  of the courts of Linn  County,
          State of Iowa.

          No Waiver by  Lender.  Lender  shall not be deemed to have  waived any rights under this Agreement unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the part of  Lender  in exercising  any right  shall  operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not  prejudice or constitute a waiver of Lender's  right  otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender,  nor any course of dealing between Lender and Borrower, or between Lender and any Grantor,  shall constitute a waiver of any of Lender's  rights or of any of Borrower's or any Grantor's  obligations as to any future transactions.  Whenever the consent of Lender is required under this  Agreement,  the granting of such  consent  by  Lender  in any  instance  shall  not  constitute continuing  consent to  subsequent  instances  where  such  consent is required  and in all cases such  consent may be granted or withheld in the sole discretion of Lender.

          Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized overnight courier, or, if mailed,  when  deposited in the United  States  mail,  as first class,
          certified  or  registered  mail  postage  prepaid,   directed  to  the
          addresses  shown near the beginning of this  Agreement.  Any party may change its address for notices  under this  Agreement by giving formal written  notice to the other parties,  specifying  that the purpose of the  notice is to change the  party's  address.  For notice  purposes,
          Borrower  agrees to keep Lender  informed  at all times of  Borrower's current  address.  Unless  otherwise  provided  or required by law, if there is more than one  Borrower,  any  notice  given by Lender to any
          Borrower is deemed to be notice given to all Borrowers.

          Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal,  invalid,  or unenforceable as to any circumstance,  that  finding  shall not make the  offending  provision illegal,  invalid, or unenforceable as to any other  circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal,  valid and enforceable.  If the offending  provision cannot  be so  modified,  it shall be  considered  deleted  from  this
          Agreement.   Unless   otherwise   required  by  law,  the  illegality,
          invalidity,  or  unenforceability  of any provision of this  Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

                             BUSINESS LOAN AGREEMENT                    Page 9
Loan No.:  1089921654               (Continued)

================================================================================

          Successors  and Assigns.  All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's  successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

          Survival of Representations and Warranties.  Borrower  understands and
          agrees   that  in  making   the  Loan,   Lender  is   relying  on  all
          representations,  warranties,  and covenants  made by Borrower in this
          Agreement  or in any  certificate  or other  instrument  delivered  by
          Borrower to Lender  under this  Agreement  or the  Related  Documents.
          Borrower further agrees that regardless of any  investigation  made by
          Lender,  all  such  representations,  warranties  and  covenants  will survive  the making of the Loan and  delivery to Lender of the Related
          Documents,  shall be  continuing  in nature,  and shall remain in full force and effect until such time as Borrower's  Indebtedness  shall be paid in full,  or until  this  Agreement  shall be  terminated  in the manner provided above, whichever is the last to occur.

          Time is of the Essence.  Time is of the essence in the  performance of this Agreement.

          Waive Jury.  All parties to this  Agreement  hereby waive the right to any jury trial in any action,  proceeding,  or counterclaim brought by any party against any other party.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings  attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting  principles as in effect on the date of this Agreement:

          Advance.  The word "Advance"  means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or  multiple  advance  basis  under the terms and  conditions  of this
          Agreement.

          Agreement. The word "Agreement" means this Business Loan Agreement, as this Business  Loan  Agreement may be amended or modified from time to time,  together  with all  exhibits  and  schedules  attached  to this
          Business Loan Agreement from time to time.

          Borrower. The word "Borrower" means MorAmerica Capital Corporation and includes all co-signers  and co-makers  signing the Note and all their successors and assigns.

          Collateral.  The word  "Collateral"  means  all  property  and  assets granted as  collateral  security for a Loan,  whether real or personal property, whether granted directly or indirectly,  whether granted now or in the  future,  and  whether  granted  in the  form of a  security interest,  mortgage,  collateral mortgage, deed of trust,  assignment, pledge,  crop pledge,  chattel mortgage,  collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt,  lien,  charge,  lien or title retention  contract,  lease or consignment  intended as a security  device,  or any other security or lien  interest  whatsoever,  whether  created  by  law,  contract,  or otherwise.

          Environmental  Laws. The words  "Environmental  Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the  protection  of  human  health  or the  environment,  including
          without   limitation   the   Comprehensive   Environmental   Response,
          Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section
          9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization
          Act of 1986,  Pub. L. No. 99-499  ("SARA"),  the  Hazardous  Materials
          Transportation  Act, 49 U.S.C.  Section  1801,  et seq.,  the Resource
          Conservation  and Recovery  Act, 42 U.S.C.  Section  6901, et seq., or
          other applicable state or federal laws, rules, or regulations  adopted pursuant thereto.

          Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default  section of this
          Agreement.

          GAAP. The word "GAAP" means generally accepted accounting principles.

                             BUSINESS LOAN AGREEMENT                   Page 10
Loan No.:  1089921654               (Continued)

================================================================================

          Grantor.  The word  "Grantor"  means  each and all of the  persons  or entities  granting a Security Interest in any Collateral for the Loan, including  without  limitation all Borrowers  granting such a Security
          Interest.

          Guarantor.  The word  "Guarantor"  means  any  guarantor,  surety,  or accommodation party of any or all of the Loan.

          Guaranty.  The word  "Guaranty"  means the guaranty from  Guarantor to
          Lender,  including without limitation a guaranty of all or part of the
          Note.

          Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity,  concentration or physical,  chemical or  infectious  characteristics,  may  cause  or  pose  a  present  or potential  hazard to human health or the  environment  when improperly
          used,   treated,   stored,   disposed  of,  generated,   manufactured,
          transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include  without  limitation any and all hazardous or toxic  substances,  materials or waste as defined by or  listed  under  the  Environmental  Laws.  The  term  "Hazardous
          Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

          Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other  indebtedness and costs and expenses for which
          Borrower  is  responsible  under  this  Agreement  or under any of the
          Related Documents.

          Lender.  The word "Lender"  means Cedar Rapids Bank and Trust Company, its successors and assigns.

          Loan.   The  word  "Loan"  means  any  and  all  loans  and  financial accommodations  from  Lender  to  Borrower  whether  now or  hereafter existing,  and however  evidenced,  including without limitation those loans and financial  accommodations  described  herein or described on any exhibit or schedule attached to this Agreement from time to time.

          Note. The word "Note" means the Notes  executed by MorAmerica  Capital
          Corporation  dated  August 30,  2007,  together  with all renewals of, extensions of,  modifications of, refinancings of,  consolidations of, and substitutions.

          Permitted  Liens.  The  words  "Permitted  Liens"  mean (1)  liens and security interests  securing  Indebtedness owed by Borrower to Lender;
          (2) liens for taxes,  assessments,  or similar  charges either not yet due or being  contested  in good  faith;  (3)  liens  of  materialmen, mechanics,  warehousemen,  or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet  delinquent;  (4) purchase  money liens or purchase money security interests upon or in any property  acquired or held by Borrower in the ordinary course of business to secure indebtedness  outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this  Agreement  titled  "Indebtedness  and  Liens";  (5) liens and security interests which, as of the date of this Agreement,  have been disclosed  to and  approved  by the Lender in  writing;  and (6) those liens and security  interests  which in the  aggregate  constitute  an immaterial and  insignificant  monetary amount with respect to the net value of Borrower's assets.

          Related Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental agreements, guaranties,  security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents,  whether now or hereafter existing,  executed in connection with the Loan.

          Security  Agreement.  The words "Security  Agreement" mean and include without limitation any agreements, promises, covenants,  arrangements, understandings or other agreements,  whether created by law, contract, or  otherwise,  evidencing,  governing,  representing,  or  creating a
          Security Interest.

          Security  Interest.   The  words  "Security  Interest"  mean,  without
          limitation,  any and all types of  collateral  security,  present  and future, whether in the form of a lien, charge, encumbrance,  mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage,  collateral chattel mortgage,  chattel trust, factor's lien, equipment  trust,  conditional  sale,  trust  receipt,  lien or  title retention contract lease or consignment  intended as a security device or any other security or lien interest  whatsoever  whether created by law, contract, or otherwise.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT AND BORROWER  AGREES TO ITS TERMS.  THIS  BUSINESS  LOAN  AGREEMENT IS
DATED AUGUST 30, 2007.

                             BUSINESS LOAN AGREEMENT                    Page 11
Loan No.:  1089921654               (Continued)

================================================================================

BORROWER  ACKNOWLEDGES  RECEIPT  OF A  COMPLETED  COPY  OF  THIS  BUSINESS  LOAN
AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
   --------------------------------
    David R. Schroder, President of
    MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
   --------------------------------
    Dana L. Nichols, Senior Vice President

================================================================================

                        BUSINESS LOAN AGREEMENT ADDENDUM

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703                                                           703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

--------------------------------------------------------------------------------

Borrower:  MorAmerica Capital Corporation
           101 2nd Street SE Ste 800
           Cedar Rapids, IA  52401

Lender:    Cedar Rapids Bank and Trust Company
           500 1st Avenue NE Ste 100, P.O. Box 789
           Cedar Rapids, IA  52406-0789

================================================================================

This BUSINESS LOAN  AGREEMENT  ADDENDUM is attached to and by this  reference is made a part of the Business Loan Agreement,  dated August 30, 2007, and executed in connection with a loan or other financial accommodations between CEDAR RAPIDS
BANK AND TRUST COMPANY and MorAmerica Capital Corporation.

Each loan listed herein shall be subject to the Business Loan Agreement:

Loan#             Original Loan Date        Original Loan Amount
1089921654                 8/30/07                   $6,250,000
1089921655                 8/30/07                   $  500,000

The following subsection is added to the Affirmative Covenants:

Borrower will satisfy the Business Financial Statement covenant by delivering an annual audited consolidated financial statement prepared in accordance with GAAP for  an  investment  company  and an  unaudited  consolidated  fiscal  quarterly financial statements prepared in accordance with GAAP for an investment company.

Investment  Portfolio  Activity  Report - as soon as available,  but in no event later than forty-five  (45) days after the end of each fiscal  quarter,  furnish
Lender with an  itemization  of all  investment  dispositions  or any additional investments  made by the Borrower to include the date and dollar  amount of such activity,  prepared by Borrower,  all as set forth in the consolidated quarterly report  of  Borrower  and  Borrower's  parent  on Form  10-Q as  filed  with the
Securities and Exchange Commission.

Investment  Portfolio  Valuation Report - as soon as available,  but in no event later than forty-five  (45) days after the end of each fiscal  quarter,  furnish
Lender with an itemization of all  investments  owned by the Borrower to include the Borrower's ownership interest and valuation for each investment, prepared by
Borrower,  all as set forth in the consolidated quarterly report of Borrower and
Borrower's  parent  on Form  10-Q as filed  with  the  Securities  and  Exchange
Commission.

Board  Management  Letter - as soon as  available,  but in no event  later  than forty-five (45) days after the end of each fiscal quarter, furnish Lender with a copy of the  Management  Letter  provided  to  Borrower's  Board  of  Directors, prepared by Borrower.

Minimum  Investment  Portfolio  Value - Borrower will be required to maintain at all times an Investment  Portfolio  Value of not less than  $5,000,000 more than the  outstanding  balances  of  all  Indebtedness  due  Lender.  The  Investment
Portfolio Value will be determined in accordance  with the Investment  Portfolio
Valuation Report and generally accepted accounting principles.

Change in Investment  Advisor.  Borrower has retained  InvestAmerica  Investment
Advisors, Inc. as its investment advisor.  Borrower agrees that if it decides to change  investment  advisors that it will notify Bank of the proposed  change in advance and that any change will require Bank's approval which approval will not be unreasonably withheld.

Negative Covenant.  Notwithstanding  the covenant regarding Loans,  Acquisitions and Guaranties on page 3, Borrower is authorized to make  follow-on  investments in its current  Portfolio  companies  in the form or debt  and/or  equity in the ordinary  course of business,  provided  that no more than $300,000 of follow-on investments  shall be made in any year and no more than  $500,000  of  follow-on investments shall be made during the term of the Notes.

                             BUSINESS LOAN AGREEMENT                    Page 13
Loan No.:  1089921654               (Continued)

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THIS BUSINESS LOAN AGREEMENT ADDENDUM IS EXECUTED ON AUGUST 30, 2007.

BORROWER:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
   --------------------------------
    David R. Schroder, President of
    MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
   --------------------------------
    Dana L Nichols, Senior Vice President

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